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                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

                                 JUNE 30, 1995

                         SOUTHERN NATIONAL CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                        COMMISSION FILE NUMBER : 1-10853

             NORTH CAROLINA                            56-0939887
        (STATE OF INCORPORATION)          (I.R.S. EMPLOYER IDENTIFICATION NO.)

         200 WEST SECOND STREET

     WINSTON-SALEM, NORTH CAROLINA                       27101
    (ADDRESS OF PRINCIPAL EXECUTIVE                    (ZIP CODE)
                OFFICES)

                                 (910) 773-7200
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

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 This Form 8-K has 60 pages. The sequential numbering of the pages is indicated
                           in the lower right corner.

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ITEM 5. OTHER EVENTS

  On February 29, 1995, Southern National Corporation ("Southern National") and BB&T Financial Corporation ("BB&T") consummated a merger which was accounted for as a pooling-of-interests. BB&T shareholders received 1.45 shares of $5 par value Southern National common stock for each share of BB&T common stock. Southern National issued 57.9 million shares of its common stock in consummating the transaction. Prior to the merger, BB&T completed an acquisition of Commerce Bank of Virginia Beach, Virginia ("Commerce") on January 10, 1995. This transaction was also accounted for as a pooling-of-interests. Accordingly, the consolidated financial statements (including notes to consolidated financial statements), management's discussion and analysis and supplemental financial information contained in Southern National's Annual Report on Form 10-K for the year ended December 31, 1994, restated for the above-mentioned transactions, are included in this report.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

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
 EXHIBIT               DESCRIPTION                           LOCATION
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
  23     Consent of Arthur Andersen LLP            Filed herewith on page 4.
  27     Financial Data Schedule.                  Filed herewith as exhibit to
                                                   electronically filed
                                                   document as required.
  99.1   Southern National's restated              Filed herewith beginning on
         Management's Discussion and Analysis      page 5.
         and Guide 3 statistical disclosures,
         including BB&T and Commerce.
  99.2   Report of Independent Public              Filed herewith on page 23.
         Accountants.
  99.3   Southern National's restated audited      Filed herewith beginning on
         financial statements and notes thereto,   page 24.
         including BB&T and Commerce.
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                                   SIGNATURE

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          Southern National Corporation
                                                (Registrant)

                                                   /s/ Sherry A. Kellett
                                          By: _________________________________
                                                     Sherry A. Kellett
                                               Executive Vice President and
                                             Controller (Principal Accounting
                                                         Officer)

Date: June 30, 1995

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